FORTRESS UTILITY FUND, INC.
Supplement to Prospectus dated July 31, 1995.
On February 29, 1996, the Board of Directors of Fortress Utility Fund, Inc. (the "Fund") approved a proposed Agreement and Plan of Reorganization (the "Agreement") for the merger of the Fund into Liberty Utility Fund, Inc. ("LUF"). The Agreement contemplates that LUF would acquire all the assets of the Fund in exchange for Class F Shares of LUF, to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund.
The Agreement will be presented for the approval of shareholders of the Fund at a Special Meeting of Shareholders to held on or about May 31, 1996. It is anticipated that shareholders of record on March 25, 1996, will receive a proxy statement discussing the terms of and the reasons for the merger in detail, and will be entitled to vote at the Special Meeting.

March 15, 1996

FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS
Federated Investors Tower
PITTSBURGH, PA  15222-3779
Cusip 349561100